UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-01920

Stralem Fund
(Exact name of registrant as specified in charter)

645 Madison Ave, 13th floor, New York NY 10022

(Address of principal executive offices)           (Zip code)

_____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code:212-888-8123

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Stralem Fund
Annual Report
October 31, 2006

ITEM 2. CODE OF ETHICS.

(a)	The registrant has adopted a code of conduct that applies to the registrant’s principal executive officer and principal financial officer and to other persons performing similar functions.

(b)   There have been no amendments to the code of conduct.

(c)   There have been no waivers granted from any provisions of the code of conduct.

(d)   A copy of the code may be obtained upon request, at no charge by calling Stralem at 212-888-8123.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Upon careful review of the credentials of the Audit Committee members, the registrant’s Board of Trustees has determined that although the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Audit Committee, no one member meets the technical definition of a “financial expert” as defined in Item 3 of Form N-CSR.

After discussion and evaluation of the accounting environment in which the registrant operates, the Audit Committee members determined that it is not essential that the Trust appoint an additional trustee who would qualify as an Audit Committee expert. If the Audit Committee members determine that it is necessary to obtain the advice of an Audit Committee expert, they will consider appointing such a person.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees: The aggregate fees billed are $40,400 for the ten months ended October 31, 2005 and $42,500 for the year ended October 31, 2006 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)
Audit-Related Fees: The aggregate fees billed by the principal accountant to the registrant are $7,400 for the ten months ended October 31, 2005 and $8,200 for the year ended October 31, 2006 for services related to compliance with the Patriot Act, attendance at Audit Committee meetings and the Board of Trustees annual approval of the Funds’ investment advisory agreements.

(c)
Tax Fees: The aggregate tax fees billed by the principal accountant to the registrant are $10,000 for the ten months ended October 31, 2005 and $15,000 for the year ended October 31, 2006. These fees are for services related to tax planning, compliance and preparation of tax returns for the registrant.

(d)	All Other Fees: None

(e)
(1) Before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. All non-audit services are pre-approved by the audit committee, in accordance with its’ policies and procedures.

(2) All of the services described in each of paragraphs (b) through (c) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employee.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser are $36,700 for the fiscal 2005 and $30,150 for the fiscal 2006.

(h)
The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser which did not require pre-approval is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated Audit Committee whose members are Kenneth Pearlman, Jean Paul Ruff and Michael Rubin, all independent Trustees.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940 (17 CPR 270.30a-3 (c)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

(b)
There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1)    See Item 2 (d).

(a) (2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stralem Fund

By (Signature and Title)       * /s/ Philippe E. Baumann
Philippe E. Baumann, President
(Principal Executive Officer)

Date         December 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          * /s/ Hirschel B. Abelson
Hirschel B. Abelson
(Principal Financial Officer)

Date           December 18, 2006

CERTIFICATION

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 I, Philippe E. Baumann, certify that:

1. I have reviewed this report on Form N-CSR of Stralem Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial report; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of trustees (or persons performing the equivalent functions):

a)
all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: December 18, 2006

/s/ Philippe E. Baumann
Philippe E. Baumann
Principal Executive Officer

CERTIFICATION

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 I, Hirschel B. Abelson, certify that:

1. I have reviewed this report on Form N-CSR of Stralem Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial report; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of trustees (or persons performing the equivalent functions):

a)
all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: December 18, 2006

/s/ Hirschel B. Abelson
Hirschel B. Abelson
Principal Financial Officer

CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the President of Stralem Fund (the "Funds"), with respect to the Form N-CSR for the ten months ended October 31, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: December 18, 2006

                                       /s/ Philippe E. Baumann

                                            Philippe E. Baumann
                                            Principal Executive Officer

CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of Stralem Fund (the "Funds"), with respect to the Form N-CSR for the ten months ended October 31, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: December 18, 2006

                                            /s/ Hirschel B. Abelson

                                                   Hirschel B. Abelson
                                                   Principal Financial Officer

STRALEM FUND

                                MADISON AVE, NEW YORK, NY10022-1010
                                                                                TELEPHONE: (212) 888-8123
                                                                                FAX: (212) 888-8152

                       December 2006

Dear Shareholder,

As 2006 draws to a close, we would like to take this opportunity to report Stralem Fund’s results and share our current investment outlook.

Performance
Stralem Fund has two series: Stralem Equity Fund invests in U.S. large capitalization equities; Stralem Balanced Fund holds a combination of U.S. large capitalization equities and U.S. government securities. Both Funds maintain a cash position of approximately 5%. Last year we changed the fiscal year end of the Funds from December to October in order to enable our shareholders to improve their tax and investment planning.  As a result, each Fund declared and paid a dividend on its fiscal year end, October 31, 2006 to shareholders of record as of October 30, 2006.

For the year ended October 31, 2006, Stralem Equity Fund returned 8.98% before taxes and after fees and expenses vs. the S&P return of 16.33% (without fees)as shown in the table below. Over 5 years, the Stralem Equity Fund achieved a 6.70% return (after fees) vs. the S&P return of 7.25% (without fees).  Since inception on 1/18/2000, Stralem Equity Fund has achieved an average annualized return of 3.74% (after fees) vs. the S&P 500 which has had an average annualized return of 1.82% (without fees).

For the year ended October 31, 2006, Stralem Balanced Fund returned 4.65% before taxes and after fees and expenses vs. the S&P return of 16.33% (without fees) as shown in the table below. Over 5 and 10 years respectively, the Balanced Fund has provided an average annual return of 3.63% vs. the S&P return of 7.25% and of 7.23% vs. the S&P return of 8.64% all the while maintaining approximately 30% to 50% of the portfolio in U.S. Treasuries.

RETURNS BEFORE TAXES AND AFTER FEES AND EXPENSES
	Annualized Returns for the Years Ending 10/31/06
	1 YR	5 YRS	10 YRS	Since Inception
Stralem Equity Fund	8.98%	6.70%	n/a *	3.74% *
Stralem Balanced Fund	4.65%	3.63%	7.23%	n/a

S&P 500 Index	16.33%	7.25%	8.64%	1.82%*

* The inception of Stralem Equity Fund was January 18, 2000.

Since inception, January 18, 2000, through October 31, 2006, a $10,000 investment in Stralem Equity Fund would have grown by 28.3% (after fees and expenses) to $12,828 outperforming a $10,000 investment in the S&P 500 which would have grown by 13.1% (no fees or expenses) to $11,306.

Over the past ten years, a $10,000 investment in Stralem Balanced Fund, which had 30-50% invested in U.S. Treasuries, would have grown by 101.1% (after fees and expenses) to $20,105 and achieved 87.8% of the value of a $10,000 investment in the S&P 500 (no fees or expenses) which would have grown to $22,895.

PERFORMANCE NOTES: Stralem Fund is advised by Stralem & Company, Inc., an independent, SEC registered investment adviser established in 1966. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolios can suffer losses as well as gains. Performance results are calculated on a total return basis, which includes all income from dividends and interest and realized and unrealized gains or losses. Assuming dividends are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return. Performance results for the Stralem Funds are stated after management fees and expenses (net) but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Investors are urged to consider each fund’s investment objectives, risks, charges and expenses of the investment company carefully before investing. The Stralem Fund prospectus contains a complete discussion of these factors and other information and should be read carefully before investing. For performance data current to the most recent month end or to receive a prospectus, please call 212-888-8123 collect. The S&P 500 Index is used to indicate the type of investment environment existing during the time periods shown. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. It is shown with dividends included and reflects no deduction for fees, expenses or taxes.

Investment Review and Portfolio Adjustments

The portfolio is structured into two Sectors: Up Market and Down Market. The Up Market sector, the more aggressive, growth-oriented portion of the portfolio, is divided into three categories: New Industry, New Product, and Dominant Firm. The Down Market sector, the more defensive side of the portfolio aimed at preserving capital during market declines, is divided into two categories:  Low Ratio of Price to Cash Flow and High Dividend Yield and, in the Balanced Fund, includes a third category, U.S. Treasuries.

Up Market Sector

In the twelve months ending October 31, 2006, the Up Market sector under-performed the S&P 500 Index. Performance was strong in the New Product category and in-line in the New Industry category. The Dominant Firms category faltered in the period, providing absolute contribution but lagging the index on a relative basis.  During the year, concerns with regard to the backdating of options and a slowdown in the housing market unduly, in our opinion, affected several of our holdings.  Fundamentally these companies remain very strong but headline risk took away from recent performance.  Declines in these stocks have given us an opportunity to add to these holdings. We have increased our positions in them, averaging down, based on our belief in their fundamental long term potential.

No changes were made to the weightings across the categories. The Fund(s) made three sales and three buys during the year, one in each category. Computer Sciences was sold from New Industry and replaced by Cisco Systems to enable us to benefit from Cisco’s excellent position in the hardware market where it is poised to take advantage of the ongoing convergence of technologies; Boston Scientific was sold from New Products due to its expensive acquisition of Guidant and replaced by Amgen which has a very deep, undervalued, bench of late stage drugs in its pipeline; and Lowes Co. was sold from Dominant Firms due to it exposure to the U.S. housing market and its lack of alternative revenue streams and replaced by Caterpillar whose overseas’ operations further our ability to take advantage of the infrastructure build out overseas.

Down Market Sector

In the twelve months ending October 31, 2006, our Down Market sector also under-performed the S&P 500 Index. The High Yield category was strong but the Low Ratio of Price to Cash Flow category detracted from performance. This category is heavily weighted towards the energy sector which was quite volatile during the past year.  As the price of oil has come down, a couple of our holdings have underperformed. However, the outlook for these companies remains quite strong and our holdings represent a diverse exposure to that sector.  More importantly, the global energy infrastructure is still deficient in terms of its ability to meet global energy demand.  This demand-supply imbalance in the ability to refine and get those refined products to market rather than a bet on oil prices is what forms the basis for our investment in this sector and we only see the picture moving in our direction over the long term.

A small (3.5%) allocation change was made to the weighting of the categories, with one name (Freddie Mac) subtracted from Low Ratio of Price to Cash Flow and one added to High Dividend Yield (Verizon). Verizon was added because of its increasingly strong and recurring cash flow (not due to the growth in its wireless unit). It is viewed as a High Dividend Yield company because its cash flow is “spoken for” in the form of its 5% yield. The Equity Fund made two other sales and two other buys in the period. In the Low Ratio of Price to Cash Flow category, when Burlington Resources was acquired by Conoco-Phillips we replaced it with Anadarko Petroleum in order to rebalance our geo-political risk by acquiring a pure U.S. company. In the High Yield category when Keyspan was acquired by National Grid (at a nice premium), we replaced it with Pinnacle West Capital which enabled us to add a new name in a new growth market.

Within the Down Market sector of the Balanced Fund, we modestly adjusted and shortened the average duration of the U.S. Treasury holdings to 1.1 years. We also reduced our allocation to Treasuries to 30% with High Dividend Yield and Low Ratio of Price to Cash Flow stocks making up the remaining 20% of the Down Market Sector.

In summary, the positive performance in both Funds was driven by the New Products, New Industry, and High Dividend Yield categories.  Our relative underperformance came from short term focus on issues affecting a few of our stocks which belies and undervalues their longer term potential.

Investment Outlook

During 2006, the target allocation for the portfolio remained evenly positioned between the Up Market and Down Market (or Fixed Income) sectors. This 50-50 neutral position towards the market reflects our belief that although the economy appears to be in decent shape there are some concerns on the horizon.

While some headline numbers (housing starts and automobile sales – which account for a meaningful portion of GDP) appear to be softening in a reversion to the mean, we find ample evidence of strength in several areas of the economy. At the time of this writing, oil prices seem to be coming off their highs putting more dollars in the consumer’s pocket just in time for the holidays. Growth in non-residential construction is providing some counter-weight to the drop in residential housing. Unemployment is low and appears sustainable. Inflation fears seem to have subsided and the Fed appears to have gained the upper hand.

In addition, the U.S. export market remains strong and will likely strengthen further as the dollar remains at or below current levels. The acceleration in overseas growth and consumption has firmer roots and is less dependent on U.S. demand than in past upturns. Unlike other short-lived periods of growth in economies abroad, this pickup is not as driven by their exports. This time it is also powered by stronger domestic demand inside the individual countries - a factor we have also focused on for nearly three years. So even if demand in the U.S. slows a notch as a potential housing recession works its way through the economy, growth abroad is no longer as dependent on the U.S. as it has been over the past several years.

That’s the positive news. The flip side is the continued pressure on the consumer from declining housing prices; a slow-down in home-equity extraction; stagnant take-home wages; weakness in business spending (and spending on stock buybacks and acquisitions rather than investment in new projects) and a Government virtually neutered in its ability to spend due to its overall budget and trade deficits--all reasons why we are not more optimistic for U.S. domestic growth in the near-term.

With this in mind, is there still opportunity in a U.S., long-only portfolio? We think the answer is unequivocally “yes” but only if done with a firm eye toward capital preservation as well as growth. How do we accomplish that?  We do so by equally weighting the portfolio between the more aggressive Up Market stocks and the more defensive Down Market stocks.

While remaining neutral in our market outlook, we have nonetheless adjusted the composition of the portfolio to reflect the very topics discussed above.  We have actively sought greater exposure to revenues generated by U.S. corporations outside the U.S. because that continues to be where we see long-term growth opportunities. At this point, more than 64% of revenues produced by the companies in our portfolio (excluding specific domestic exposure, such as high-yielding utilities in the Equity Fund and U.S. Treasuries in the Balanced Fund) are generated outside the US. The intent of this strategy has been to reduce our exposure to domestic consumption. While we would never bet against the power and persistence of the U.S. consumer, since we invest solely in U.S. corporations, we believe it’s important to balance the nearly 40% that remains exposed to the gyrations of the U.S. economy with non-U.S. revenue.

***

The market may be up but the data has not been consistently good across enough industries to warrant a broad and sustained rally. Volatility is up dramatically.  Today the markets are looking for reasons to sell only to buy once again for fear of missing out on a rally. It’s short-term, it’s jarring, and it’s disconnected from any relative strength in fundamentals. Markets are searching for the right balance between momentum and risk aversion - a classic hedge when the investors fail to see a real catalyst for growth.  This volatile behavior only serves to reinforce the posture we currently have in place.As a result, the portfolios are likely to continue to remain approximately evenly split between “Up Market” and “Down Market or Fixed Income” for the foreseeable future. We will not give in to the temptation to “chase” performance to improve short term performance results but rather we will stick to our discipline even when difficult because it is that very discipline which has been the source of our long term performance.

Please do not hesitate to contact us with any questions.

Happy Holidays and Best Wishes in the New Year!

Sincerely,

/s/ Philippe E. Baumann
Philippe E. Baumann
President

STRALEM FUND

STRALEM BALANCED FUND
STRALEM EQUITY FUND

FINANCIAL STATEMENTS

OCTOBER 31, 2006

INDEPENDENT AUDITORS' REPORT

Trustees and Shareholders
Stralem Fund
New York, New York

We have audited (i) the accompanying statements of assets and liabilities, including the portfolio of investments in securities, of Stralem Fund consisting of Stralem Balanced Fund and Stralem Equity Fund as of October 31, 2006 and (ii) the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2006 and the ten months ended October 31, 2005, and the condensed financial information for the year ended October 31, 2006, for the ten months ended October 31, 2005 and for each of the three years ended December 31, 2004 of Stralem Balanced Fund and Stralem Equity Fund.  These financial statements and condensed financial information are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments owned as of October 31, 2006, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, (i) the financial position of each of Stralem Balanced Fund and Stralem Equity Fund constituting Stralem Fund as of October 31, 2006 and (ii) the results of operations of each of Stralem Balanced Fund and Stralem Equity Fund for the year then ended, the changes in its net assets for the year ended October 31, 2006 and for the ten months ended October 31, 2005, and its condensed financial information for the year ended October 31, 2006, for the ten months ended October 31, 2005 and for each of the three years ended December 31, 2004, all in conformity with standards of the Public Company Accounting Oversight Board (United States).

/s/ Eisner LLP

New York, New York
December 1, 2006

STRALEM FUND

	Stralem Balanced Fund	Stralem Equity Fund
ASSETS
Investments, at fair value:
Common Stocks (Stralem Balanced Fund cost $29,960,949,
Stralem Equity Fund cost $62,073,067)	$37,117,615	$75,556,135
United States Government obligations (Stralem Balanced Fund
cost $14,547,781, Stralem Equity Fund cost $1,993,997)	15,073,750	1,993,997
Money market mutual funds	928,537	1,533,405

	53,119,902	79,083,537

Interest and dividends receivable	238,674	114,977
Cash and other	8,630	9,212

	53,367,206	79,207,726

LIABILITIES
Accrued expenses and accounts payable	46,186	42,799
Advisory and administrative fees payable to adviser	51,298	86,166
Payable for shares reacquired	1,908,624	1,998,430

	2,006,108	2,127,395

Net assets applicable to outstanding shares of beneficial interest	$51,361,098	$77,080,331

Net asset value per share - based on 4,118,428.634 shares (Stralem Balanced Fund) and 630,175.051 shares (Stralem Equity Fund) of beneficial interest outstanding (offering price and redemption price)	$12.47	$122.32

Analysis of net assets:
Paid-in capital	43,237,325	64,991,250
Undistributed ordinary income	496,782	12,471
Net undistributed capital losses	(55,644)	(1,406,458)
Net unrealized appreciation	7,682,635	13,483,068

	$51,361,098	$77,080,331

See notes to financial statements

STRALEM BALANCED FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES
October 31, 2006

Number of
Shares/Face Value		Fair Value
	Common stocks (69.87%):
	Aerospace/Defense (3.47%):
22,900	L-3 Communications Holdings Inc.	$ 1,843,908
	Communications Equipment (3.77%):
*82,900	Cisco Systems, Inc.	2,000,377
	Construction & Farm Machinery (2.95%):
25,800	Caterpillar Inc.	1,566,318
	Diversified Chemicals (2.89%):
25,200	Eastman Chemical Co.	1,535,184
	Electrical Equipment (3.65%):
23,000	Emerson Electric Co.	1,941,200
	Health Care – Biotechnology (1.40%):
*9,800	Amgen Inc.	743,918
	Health Care – Equipment (1.29%):
14,100	Medtronic Inc.	686,388
	Health Care – Managed Care (2.95%):
32,100	Unitedhealth Group, Inc.	1,565,838
	Household Appliances (2.59%):
15,800	Whirlpool Corp.	1,373,494
	Industrial Machinery (2.86%):
41,400	Ingersoll-Rand Co. Ltd.	1,519,794
	Insurance – Multi-Line (7.56%):
28,300	American International Group Inc.	1,900,911
54,300	Loews Corp.	2,113,356
	Oil & Gas – Exploration/Production (4.18%):
14,000	Anadarko Petroleum Corp.	649,880
23,500	Devon Energy Corp.	1,570,740
	Oil & Gas – Integrated (4.33%):
23,100	Chevron Corp.	1,552,320
16,000	Occidental Petroleum Corp.	751,040
	Oil & Gas – Refining/Marketing (2.36%):
19,000	Sunoco Inc.	1,256,470
	Pharmaceuticals (7.97%):
32,500	Abbott Laboratories	1,544,075
24,200	Johnson & Johnson	1,631,080
39,700	Pfizer Inc.	1,058,005
	Restaurants (4.18%):
53,000	McDonald’s Corp.	2,221,760
	Retail – Home Improvement (3.20%):
45,500	Home Depot Inc.	1,698,515
	Semiconductor (2.86%):
71,300	Intel Corp.	1,521,542
	Systems Software (3.04%):
56,200	Microsoft Corp.	1,613,502
	Telecommunications – Integrated (2.37%):
34,000	Verizon Communications Inc.	1,258,000

		37,117,615

	United States Government obligations (28.38%):
	Treasury notes (28.38%):
8,500,000	February 15, 2007; 2.25%	8,433,594
6,500,000	May 15, 2009; 5.50%	6,640,156

		$ 15,073,750

See notes to financial statements

STRALEM BALANCED FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (continued)
October 31, 2006

Number of
Shares/Face Value		Fair Value
	(Continued):
	Money market mutual funds (1.75%):
	DreyfusNY Muni Cash Management Fund	928,537

	Total Portfolio (cost $45,437,267)	$ 53,119,902

*Nonincome producing

See notes to financial statements

STRALEM EQUITY FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES
October 31, 2006

Number of Shares/Face Value		Fair Value
	Common stocks (95.54%):
	Aerospace/Defense (3.26%):
32,000	L-3 Communications Holdings Inc.	$ 2,576,640
	Communications Equipment (3.04%):
*99,600	Cisco Systems, Inc.	2,403,348
	Construction & Farm Machinery (2.81%):
36,600	Caterpillar Inc.	2,221,986
	Diversified Chemicals (4.28%):
55,600	Eastman Chemical Co.	3,387,152
	Electrical Equipment (3.34%):
31,300	Emerson Electric Co.	2,641,720
	Electrical Utilities (17.25%):
50,500	Ameren Corporation	2,732,050
56,700	Consolidated Edison Inc.	2,741,445
57,400	Pinnacle West Capital Corp.	2,744,294
57,800	Progress Energy Inc.	2,658,800
76,000	Southern Co.	2,766,400
	Health Care – Biotechnology (1.21%):
*12,600	Amgen Inc.	956,466
	Health Care – Equipment (0.99%):
16,100	Medtronic Inc.	783,748
	Health Care – Managed Care (3.11%):
50,400	Unitedhealth Group, Inc.	2,458,512
	Household Appliances (3.90%):
35,450	Whirlpool Corp.	3,081,669
	Industrial Machinery (3.05%):
65,600	Ingersoll-Rand Co. Ltd.	2,408,176
	Insurance-Multi-Line (7.03%):
35,300	American International Group Inc.	2,371,101
81,900	Loews Corp.	3,187,548
	Oil & Gas – Exploration/Production (6.36%):
36,600	Anadarko Petroleum Corp.	1,698,972
49,800	Devon Energy Corp.	3,328,632
	Oil & Gas – Integrated (6.06%):
47,700	Chevron Corp.	3,205,440
33,900	Occidental Petroleum Corp.	1,591,266
	Oil & Gas – Refining/Marketing (4.20%):
50,200	Sunoco Inc.	3,319,726
	Pharmaceuticals (7.75%):
41,100	Abbott Laboratories	1,952,661
31,450	Johnson & Johnson	2,119,730
77,100	Pfizer Inc.	2,054,715
	Restaurants (3.66%):
69,100	McDonald’s Corp.	2,896,672
	Retail – Home Improvement (2.84%):
60,200	Home Depot Inc.	2,247,266
	Semiconductor (2.30%):
85,400	Intel Corp.	1,822,436
	Systems Software (2.27%):
62,600	Microsoft Corp.	1,797,246

	carried forward	$ 70,155,817

See notes to financial statements

STRALEM EQUITY FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (continued)
October 31, 2006

Number of
Shares/Face Value		Fair Value
	Common stocks (continued):
	brought forward	$ 70,155,817

	Telecommunications (3.27%):
69,900	Verizon Communications Inc.	2,586,300

	Tobacco (3.56%):
34,600	Altria Group Inc.	2,814,018

		75,556,135

	United States Government obligations (2.52%):
	Treasury bills (2.52%):
2,000,000	November 24, 2006	1,993,997

	Money market mutual funds (1.94%):
	Dreyfus NY Muni Cash Management Fund	1,533,405

	Total Portfolio (cost $65,600,469)	$ 79,083,537

* Nonincome producing

See notes to financial statements

STRALEM FUND

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2006

	Stralem	Stralem
	Balanced	Equity
	Fund	Fund
Investment income:
Interest	$ 877,609	$ 129,158
Dividends	590,969	1,592,061

	1,468,578	1,721,219

Expenses:
Investment advisory	540,188	832,176
Legal fees	170,173	168,490
Administration expenses	81,748	100,897
Auditing fees	35,232	35,242
Filing fees	24,280	23,646
Insurance	11,270	12,028
Directors' fees	7,500	7,500
Regulatory	5,880	5,880
Miscellaneous	866	2,009

	877,137	1,187,868

Net investment income	591,441	533,351

Net realized gain from security transactions	3,520,244	2,428,535
Net (decrease) increase in unrealized appreciation of investments	(1,606,215)	3,088,247

Net gain on investments	1,914,029	5,516,782

Net increase in net assets resulting from operations	$ 2,505,470	$ 6,050,133

See notes to financial statements

STRALEM FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Stralem Balanced Fund		Stralem Equity Fund

	Year	Ten Months	Year	Ten Months
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2006	2005	2006	2005

Operations:
Net investment income	$591,441	$684,225	$533,351	$101,137
Net realized gain from security transactions	3,520,244	1,438,597	2,428,535	2,031,119
Net (decrease) increase in unrealized
appreciation of investments	(1,606,215)	(1,718,384)	3,088,247	2,657,346

	2,505,470	404,438	6,050,133	4,789,602

Distributions to shareholders:
Investment income	(500,070)	(554,016)	(525,896)	(101,873)
Realized gains	(3,583,244)	(1,435,308)	-	-

	(4,083,314)	(1,989,324)	(525,896)	(101,873)

Capital share transactions:
Proceeds from shares sold	2,168,389	3,352,794	19,936,539	12,463,720
Proceeds from reinvestments of dividends	3,365,354	6,487,185	502,482	395,012
Cost of shares redeemed	(9,601,888)	(8,314,902)	(9,573,202)	(3,882,193)

	(4,068,145)	1,525,077	10,865,819	8,976,539

(Decrease) increase in net assets	(5,645,989)	(59,809)	16,390,056	13,664,268
Net assets at November 1	57,007,087	57,066,896	60,690,275	47,026,007

Net assets at October 31,	$51,361,098	$57,007,087	$77,080,331	$60,690,275

Accumulated undistributed net investment
income at end of year	$496,782	$405,411	$12,471	$5,016

Number of trust shares:
Sold	167,705.599	253,505.953	169,961.728	118,421.938
Issued on reinvestment of dividends	269,875.998	492,764.981	4,107.921	3,750.446
Redeemed	(728,365.542)	(628,273.714)	(80,918.041)	(35,360.021)

Net (decrease) increase in shares outstanding	(290,783.945)	117,997.220	93,151.608	86,812.363

See notes to financial statements

STRALEM FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2006

Note A - Organization

Stralem Balanced Fund (the "Balanced Fund") and Stralem Equity Fund (the "Equity Fund") are separate operating series of Stralem Fund (the "Trust"), a Delaware business trust formed under the laws of the State of Delaware with authority to issue an unlimited number of shares (par value $0.01) of beneficial interest.  The Balanced Fund and the Equity Fund are non-diversified, open-ended management investment companies. The Balanced Fund's investment objective is to realize both income and capital appreciation to maximize total return.  The Equity Fund's investment objective is long-term capital appreciation.

Note B - Summary of Significant Accounting Policies

[1]      Security valuation:

Investments in securities are valued at the last reported sales price on the last business day of the period; if there have been no sales for any business day, a security is valued at the last reported sale price. United States Treasury notes are valued at the last reported sale price; if there are no trades in any business day, then they are valued at the average of the last reported bid and asked prices. United States Treasury bills (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value.

[2]      Federal income taxes:

Each Fund intends to qualify as a regulated investment company as defined under the Internal Revenue Code and intends to distribute to its shareholders substantially all of its taxable income and capital gains.  Therefore only nominal income tax provisions are required.

[3]      Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

[4]      New accounting pronouncements:

In June 2006, the FASB issued Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of SFAS No. 109” (“FIN 48”).  FIN 48 prescribes a recognition threshold and measurement attribute, as well as criteria for subsequently recognizing, derecognizing and measuring uncertain tax positions for financial statement purposes.  This interpretation also requires expanded disclosure with respect to the uncertainty in income taxes.  Management does not anticipate that the adoption of FIN 48 will have a material impact on its financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157 (“FAS 157”), “Fair Value Measurements” (“SFAS No. 157”).  Among other requirements, FAS 157 defines fair value and establishes a framework for measuring fair value and also expands disclosure about the use of fair value to measure assets and liabilities.  SFAS No. 157 is effective beginning the first fiscal year that begins after November 15, 2007.  Management does not anticipate that SFAS No. 157 will have a material impact on its financial position or results of operations.

STRALEM FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2006

Note B - Summary of Significant Accounting Policies  (continued)

[5]      Other:

Security transactions are accounted for on a trade date basis.  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Dividends to shareholders are recorded on the ex-dividend date.

Distributions to shareholders presented in the Statements of Changes in Net Assets represent their tax character.

Note C - related party transactions

The Funds have an investment advisory agreement with Stralem & Company Incorporated (the "Investment Adviser").  The Balanced Fund’s advisory fee provides for a quarterly fee of 0.25 of 1% (equivalent to approximately 1% annually) of the average weekly net asset value of the Balanced Fund for the first $50,000,000 of net asset value, decreasing to a quarterly rate of 0.1875 of 1% for the next $50,000,000 and 0.125 of 1% thereafter (equivalent to approximately 0.75 of 1% and 0.50 of 1%, respectively, annually).  The Equity Fund’s advisory fee provides for a quarterly fee of 0.3125 of 1% (equivalent to approximately 1.25% annually) of the average weekly net asset value of the Equity Fund for the first $50,000,000 of net asset value, decreasing to a quarterly rate of 0.25 of 1% for the next $50,000,000 and 0.1875 of 1% thereafter (equivalent to approximately 1.00% and 0.75%, respectively, annually).

The Funds have an administrative services agreement with the Investment Adviser which provides that each Fund will pay the Investment Adviser an annual administration fee, payable quarterly, of 0.15% for the first $50 million, 0.125% for the next $50 million and 0.10% over $100 million of the average weekly net assets of each Fund.

Certain officers and a trustee of the Trust are also officers of the Investment Adviser.

Note D - Investment Transactions

		Stralem Balanced	Stralem Equity
		Fund	Fund
[1]	Gross unrealized appreciation at October 31, 2006 (Stralem Balanced Fund - cost* $34,113,638 and Stralem Equity Fund - cost* $46,172,206)	$ 8,752,855	$ 15,133,131
	Gross unrealized (depreciation) at October 31, 2006 (Stralem Balanced Fund - cost* $10,248,092 and Stralem Equity Fund - cost* $15,900,861)	(923,220)	(1,650,063)

	Net unrealized appreciation	$ 7,829,635	$ 13,483,068

*U.S. Federal income tax basis

The difference between Stralem Balanced Fund's book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable to the premium and discount on United States Government treasury obligations.

[2]
Purchases**	$ 15,405,007	$ 21,671,591
Sales**	23,323,908	11,754,421

                **Excluding short-term securities

STRALEM FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2006

Note E - Federal Tax Information

At October 31, 2006 the Equity Fund had capital loss carryforwards of $1,406,458 available to offset future realized capital gains which expire October 31, 2011.

Note F - Distributions to Shareholders

At October 31, 2006 the components of distributable earnings on a tax basis were as follows:

	Stralem Balanced	Stralem Equity
	Fund	Fund

Undistributed ordinary income	$ 286,782	$ 12,471
Net unrealized appreciation	7,829,635	13,483,068
Net undistributed capital gains (losses)	7,356	(1,406,458)

	$ 8,123,773	$ 12,089,081

STRALEM FUND

Condensed Financial Information
(for a share outstanding throughout the period)

	Stralem Balanced Fund					Stralem Equity Fund
	Year Ended October 31,	Ten Months Ended October 31,	Year Ended December 31,			Year Ended October 31,	Ten Months Ended October 31,	Year Ended December 31,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Net asset value, beginning of period	$12.93	$13.30	$13.89	$13.13	$14.27	$113.01	$104.45	$91.41	$77.40	$99.70

Income (loss) from investment operations:
Net investment income	.13	.16	.27	.43	.35	.84	.19	.72	.67	.96
Net gains (losses) on securities	.47	(.06)	.58	1.01	(1.13)	9.31	8.56	13.03	13.99	(22.33)

Total from investment income (loss)	.60	.10	.85	1.44	(.78)	10.15	8.75	13.75	14.66	(21.37)

Less distributions:
Dividends from net investment income	(.13)	(.13)	(.27)	(.43)	(.34)	(.84)	(.19)	(.71)	(.65)	(.93)
Distributions from capital gains	(.93)	(.34)	(1.17)	(.25)	(.02)	-	-	-	-	-

Total distributions	(1.06)	(.47)	(1.44)	(.68)	(.36)	(.84)	(.19)	(.71)	(.65)	(.93)

Net asset value, end of period	$12.47	$12.93	$13.30	$13.89	$13.13	122.32	$113.01	$104.45	$91.41	$77.40

Total return	4.65%	.71% *	6.16%	11.01%	(5.47)%	8.98%	8.38% *	15.05%	18.94%	(21.44)%

Ratios/supplemental data:
Net assets, end of period (in thousands)	$51,361	$57,007	$57,067	$54,761	$45,856	77,080	$60,690	$47,026	$32,284	$26,509
Ratio of expenses to average net assets	1.59%	1.16% *	1.18%	1.25%	1.18%	1.70%	1.57% *	1.86%	2.00%	1.79%
Ratio of net investment income to
average net assets	1.07%	1.12% *	1.86%	1.90%	2.30%	.76%	.18% *	.81%	.81%	1.03%
Portfolio turnover rate	29.00%	16.00% *	45.00%	21.00%	19.00%	18.00%	18.00% *	26.00%	25.00%	29.00%

* Not annualized.

Note:  The returns shown do not reflect the deduction for taxes that a shareholder would pay on fund distributions or on the redemption of  fund shares.

STRALEM FUND

Percentages are based on each Fund's total portfolio.

See notes to financial statements

STRALEM FUND

DISCLOSURE OF FUND EXPENSES

Example

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses which are deducted from each Fund’s gross income. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs in investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Stralem Balanced Fund
	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expenses Paid During Period*
Actual	$1,000.00	$1,030.60	$8.12
Hypothetical (5% return before expenses)	$1,000.00	$1,034.10	$8.13

*Expenses are equal to the Funds’ annualized expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 184/366.

Stralem Equity Fund

	Beginning Account Value 5/1/06	Ending Account Value 10/31/06	Expenses Paid During Period*
Actual	$1,000.00	$1,072.80	$8.86
Hypothetical (5% return before expenses)	$1,000.00	$1,033.00	$8.69

*Expenses are equal to the Fund’s annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 184/366.

See notes to financial statements

STRALEM FUND

Additional Information

Proxy Voting Policies and Procedures
A description of Stralem Fund’s proxy voting policies and procedures is available, without charge, upon request by calling Stralem toll free at (866)455-1007 or on the SEC’s website at http://www.sec.gov. Each Fund’s proxy voting record for the most recent 12-month period ended June 30th is available from the SEC’s website at www.sec.gov or upon request by calling Stralem at the above number.

Quarterly Portfolio Holdings
The Funds’ Form N-Q containing a complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the SEC’s website at http://www.sec.gov or is available upon request, without charge, by calling Stralem toll free at (866) 455-1007.

Householding
The Funds will generally send only one copy of the Prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household”. This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 455-1007.

STRALEM FUND

STRALEM FUND

OFFICERS

Philippe E. Baumann, President
Philippe Labaune, Vice President
Adam Abelson, Vice President
Hirschel B. Abelson, Secretary & Treasurer
Joann Paccione, Chief Compliance Officer
Assistant Treasurer/Secretary

Trustees

Name/Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation During the Last 5 Years
Philippe Baumann, 76	Trustee and President	33	Executive Vice President and Director of the Investment Adviser.
Kenneth Pearlman, 76	Trustee	33	Retired. Formerly Managing Director of The Evans Partnership (real estate partnership).
Michael Rubin, 65	Trustee	9	Retired
Jean Paul Ruff, 71	Trustee	26	President and Chairman, Hawley Fuel Coal, Inc.

Investment Adviser

Stralem & Company, Incorporated
645 Madison Avenue
New York, NY 10022

Office

645 Madison Avenue
New York, NY 10022
Telephone (212) 888-8123
Fax (212) 888-8152

This report is prepared for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which describes the Fund's objectives, risks, policies, expenses and other important information. Investors are advised to read the prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. Portfolios can suffer losses as well as gains.